UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(Amendment No. )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

ADIAL PHARMACEUTICALS, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 16, 2026

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

4870 Sadler Road, Ste 300

Glen Allen, VA 23060

(Address of principal executive offices and zip code)

(804) 487-8196

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed in that Current Report on Form 8-K (the “Prior 8-K”) filed by Adial Pharmaceuticals, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on June 11, 2026, the Company acquired Azora Therapeutics, Inc. (“Azora”), in accordance with the terms of the Agreement and Plan of Merger, dated June 11, 2026 (the “Merger Agreement”), by and among the Company, Adial Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, Adial Second Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and Azora. Under the terms of the Merger Agreement, upon the consummation of the Merger, in exchange for the outstanding shares of capital stock of Azora immediately prior to the effective time of the Merger, the Company issued to the stockholders of Azora an aggregate of (i) 437,474 shares of its common stock, par value $0.001 per share (the “Common Stock”), and (ii) 12,930.617 shares of its Series A Non-Voting Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), each share of which is convertible into 1,000 shares of Common Stock.

In connection with the Merger, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “PIPE Investors”) on June 11, 2026, pursuant to which the Company sold and issued to the PIPE Investors, in a private placement transaction (the “PIPE”), pre-funded warrants (the “Initial Closing PIPE Pre-Funded Warrants”) to purchase an aggregate of 9,749,345 shares of Common Stock. As further disclosed in the Prior 8-K, on June 11, 2026, the Company also entered into exchange agreements (the “Exchange Agreements”), with the former holders of Azora promissory notes (the “Former Azora Noteholders”), pursuant to which the Company issued pre-funded warrants (the “Initial Closing Noteholder Pre-Funded Warrants” and, together with the Initial Closing PIPE Pre-Funded Warrants, the “Initial Closing Pre-Funded Warrants”) to purchase an aggregate of 2,031,603 shares of Common Stock to the Former Azora Noteholders in exchange for the extinguishment of the Company’s guarantee of the payment of notes issued by Azora to the Former Azora Noteholders in the principal amount of $5,500,000 (the “Azora Notes”) and the retirement of the Azora Notes (the “Note Exchange”).

Pursuant to the Purchase Agreement and the Exchange Agreements, the PIPE Investors and the Former Azora Noteholders have the right to participate in one or more additional closings, at which they will have the right, but not the obligation, to purchase additional pre-funded warrants (the “Milestone Pre-Funded Warrants”) to purchase up to an aggregate of 11,780,946 shares of Common Stock together with common warrants (the “Milestone Common Warrants” and, together with the Milestone Pre-Funded Warrants, the “Milestone Warrants”), to purchase up to an aggregate of 11,780,946 shares of Common Stock at a combined purchase price of $2.7489 per set of Milestone Warrants; provided, however, that to the extent that a PIPE Investor or a Former Azora Noteholder were to exercise any of their respective Initial Closing Pre-Funded Warrants prior to any such additional closing, such PIPE Investor’s or Former Azora Noteholder’s right to purchase Milestone Warrants would be decreased by the percentage of their Initial Closing Pre-Funded Warrants that they exercised (the “Penalty Provision”).

For additional information regarding the terms and conditions of the Purchase Agreement and the Note Exchange Agreements, as well as the other transactions and agreements entered into by the Company in connection therewith, please refer to the Prior 8-K, including the copies of the Purchase Agreement, Exchange Agreement and other agreements filed as exhibits thereto.

Item 1.01 Entry into a Material Definitive Agreement.

After the closing of the PIPE and the Note Exchange, it was determined that, for accounting purposes, the Penalty Provision in the Purchase Agreement and Exchange Agreements caused the entire value of the Milestone Warrants that the PIPE Investors and Former Azora Noteholders have a right to purchase to be classified as a liability in the Company’s financial statements, as reflected in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, which the Company filed with the SEC on August 14, 2026, which in turn caused the Company’s stockholders’ equity to fall below the minimum stockholders’ equity required for continued listing of the Company’s Common Stock on the Nasdaq Capital Market as of June 30, 2026, as well as below the minimum stockholders’ equity amount required for Nasdaq for approval of the Company’s Initial Listing Application in connection with the anticipated change in control that will be triggered by approval by the Company’s stockholders of certain of the proposals being presented for approval at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”).

On September 16, 2026, the Company entered into an Amendment No. 2 to Securities Purchase Agreement (the “Purchase Agreement Amendment”) with certain PIPE Investors, constituting holders of the Majority of Interest (as defined in the Purchase Agreement), pursuant to which the Purchase Agreement was amended to (i) remove the Penalty Provision and to (ii) add a provision prohibiting the PIPE Investor from offering for sale, selling, assigning, transferring, pledging or otherwise disposing of certain of the shares of Common Stock issuable upon exercise of the Initial Closing PIPE Pre-Funded Warrants for the Lock-Up Period specified in the Purchase Agreement Amendment, subject to certain exceptions.

On September 16, 2026, the Company also entered into an Amendment No. 1 to Note Exchange Agreement (the “Note Agreement Amendment” and together with the Purchase Agreement Amendment, the “Amendments”) with certain Former Azora Noteholders who received Initial Closing Noteholder Pre-Funded Warrants to purchase an aggregate of 1,504,098 shares of Common Stock in the Note Exchange, pursuant to which the Note Exchange Agreements were amended to (i) remove the Penalty Provision and to (ii) add a provision prohibiting such Former Azora Noteholders from offering for sale, selling, assigning, transferring, pledging or otherwise disposing of certain of the shares of Common Stock issuable upon exercise of the Initial Closing Noteholder Pre-Funded Warrants for the Lock-Up Period specified in the Note Agreement Amendment, subject to certain exceptions. The Company intends to enter into a similar amendment with additional Former Azora Noteholders in the near term.

The purpose of the Amendments is to change the accounting treatment of the Milestone Warrant rights so that the value of the Milestone Warrants is no longer treated as a liability on the Company’s financial statements, and to ensure that the Company regains compliance with the continued listing requirements and satisfies the initial listing standards of the Nasdaq Capital Market.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement Amendment and Note Exchange Agreement Amendment, the forms of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 8.01 Other Events.

As previously announced, the Company plans to hold its Annual Meeting on September 17, 2026, at 8:30 a.m. Eastern Daylight Time, unless postponed or adjourned to a later date. At the Annual Meeting, stockholders will be asked to approve, among other things, the issuance of shares of Common Stock upon conversion of Series A Preferred Stock, which (i) will represent more than 19.99% of the shares of Common Stock outstanding immediately prior to execution of the Merger Agreement, and (ii) result in the change of control of the Company pursuant to Nasdaq Listing Rules 5635(a) and 5635(b), respectively. In connection with the Annual Meeting, the Company is filing, as an exhibit to this Current Report on Form 8-K, unaudited pro forma condensed consolidated balance sheet of the Company for the quarter ended June 30, 2026, presenting the historical consolidated financial position of the Company for the quarter ended June 30, 2026, as adjusted to give effect to the conversion of the shares of Series A Preferred Stock into shares of Common Stock and to reflect the change in accounting treatment of the Milestone Warrants as a result of the Amendments, as discussed in Item 1.01 above.

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The unaudited pro forma condensed balance sheet, including the notes thereto, should be read in conjunction with the financial statements of the Company and the Company’s management’s discussion and analysis of financial condition and results of operations included in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on August 14, 2026. Such unaudited pro forma condensed financial information is presented for illustrative purposes only and may not be an indication of the Company’s financial condition following the conversion of the Series A Preferred Stock and execution of the Amendments for several reasons. The unaudited pro forma condensed balance sheet has been derived from the historical unaudited financial statements of the Company for the quarter ended June 30, 2026, and certain adjustments and assumptions have been made regarding the Company after giving effect to the conversion of the Series A Preferred Stock and execution of the Amendments. The unaudited pro forma condensed balance sheet does not reflect all costs that are expected to be incurred by the Company in connection with the conversion of the Series A Preferred Stock and execution of the Amendments. As a result, the actual financial condition of the Company following the conversion of the Series A Preferred Stock and execution of the Amendments may not be consistent with, or evident from, the unaudited pro forma condensed balance sheet. Certain assumptions used in preparing the unaudited pro forma condensed balance sheet may not prove to be accurate, and other factors may affect the Company’s financial condition following the conversion of the Series A Preferred Stock and execution of the Amendments. For more information, please see Exhibit 99.1 attached hereto and incorporated herein by reference.

For additional information regarding the Annual Meeting, please refer to the Company’s Definitive Proxy Statement, filed with the SEC on August 24, 2026.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Form of Amendment No. 2 to Securities Purchase Agreement, dated September 16, 2026, by and between Adial Pharmaceuticals, Inc. and the investor signatories thereto.
10.2	Form of Amendment No. 1 to Note Exchange Agreement, dated September 16, 2026, by and between Adial Pharmaceuticals, Inc. and the investor signatories thereto.
99.1	Unaudited Pro Forma Condensed Balance Sheet of Adial Pharmaceuticals, Inc. for the quarter ended June 30, 2026.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2026	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ Cary J. Claiborne
	Name:	Cary J. Claiborne
	Title:	President and Chief Executive Officer

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Exhibit 10.1

AMENDMENT NO. 2

TO

SECURITIES PURCHASE AGREEMENT

This Amendment No. 2 to Securities Purchase Agreement (this “Amendment”) is entered into as of September 16, 2026, by and among Adial Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and each of the Persons listed on the signature pages hereto (each, an “Investor” and together, the “Investors”).

RECITALS

WHEREAS, the Company and each of the Persons listed on Exhibit A attached thereto entered into that certain Securities Purchase Agreement, dated as of June 11, 2026, as amended on August 12, 2026 (the “Agreement”);

WHEREAS, Section 8.16 of the Agreement provides that no amendment, modification, alteration, waiver or change in any of the terms of the Agreement shall be valid or binding unless made in writing and duly executed by the Company and a Majority in Interest of the Investors;

WHEREAS, (a) Section 2.3(b) of the Agreement provides that, in the event an Investor exercises, prior to such Investor completing a Milestone Closing, any of the Prefunded Warrants issued to the Investor at the Initial Closing for shares of Common Stock, such Investor’s ability to participate in the  Milestone Closing will be proportionally reduced and (b) Section 2.4 of the Agreement provides that, in the event an Investor exercises, prior to such Investor completing a Milestone Closing, any of the Prefunded Warrants issued to the Investor at the Initial Closing for shares of Common Stock, the number of Milestone Incentive Warrants such Investor will be eligible to receive will be proportionally reduced (collectively, the “Penalty Provisions”);

WHEREAS, for accounting purposes, the Penalty Provisions cause the entire value of the Eligible Milestone Prefunded Warrants and the Milestone Incentive Warrants to be classified as a liability in the Company’s financial statements;

WHEREAS the Company and the undersigned Investors, constituting at least a Majority in Interest of the Investors, desire to amend the Agreement to remove the Penalty Provisions;

NOW, THEREFORE, in consideration of the agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Definitions.

Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

2.	Amendments:

(a) Section 2.3(b).

Subsection (b) of Section 2.3 of the Agreement is hereby amended by removing the Penalty Provision. As amended, Subsection (b) of Section 2.3 shall read in its entirety as follows:

“(b) At a Milestone Closing, the Company agrees to sell, and each such participating Investor, severally and not jointly, shall have the right, but not the obligation, to purchase, all or any portion of the number of Milestone Prefunded Warrants set forth opposite such Investor’s name on Exhibit A hereto under the heading “Milestone Prefunded Warrants” (the “Eligible Milestone Prefunded Warrants”), in one or more Milestone Closings, for a purchase price per Milestone Prefunded Warrant equal to the Purchase Price.”

(b) Section 2.4.

Section 2.4 of the Agreement is hereby amended by removing the Penalty Provision. As amended, Section 2.4 shall read in its entirety as follows:

“2.4 Milestone Incentive Warrants. At a Milestone Closing, the Company shall also issue Milestone Incentive Warrants to each such participating Investor in the form attached hereto as Exhibit C (the “Milestone Incentive Warrants”) to purchase a number of shares of Common Stock equal to the product of (x) the number of shares of Common Stock set forth opposite such Investor’s name on Exhibit A hereto under the heading “Milestone Incentive Warrants” and (y) a fraction, the numerator of which is the number of Milestone Prefunded Warrants purchased by such Investor at such Milestone Closing and the denominator of which is the total number of Milestone Prefunded Warrants set forth opposite such Investor’s name on Exhibit A hereto under the heading “Milestone Prefunded Warrants”.”

(c) Section 5.19.

A new Section 5.19 of the Agreement is added to the end of Section 5 and shall read as follows:

“5.19 Investor Lock Up. No Investor shall (i) offer for sale, sell, assign, transfer, pledge, contract to sell, lend or otherwise dispose of any Lockup Warrant Shares (as such term is defined below), (2) enter into any swap, hedge or similar agreement or arrangement (including, without limitation, the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivatives transaction or instrument, however described or defined) that transfers, is designed to transfer or reasonably could be expect to transfer in whole or in part, directly or indirectly, any of the economic benefits or risks of ownership of the Lockup Warrant Shares, or (3) publicly disclose the intention to do any of the foregoing (the “Lock-Up Restrictions”), until the earlier of the (i) Milestone Event Notice Date or the five-year anniversary of the Initial Closing Date, (ii) the date such Investor has purchased Milestone Prefunded Warrants representing the full number of number of shares of Common Stock set forth opposite such Investor’s name on Exhibit A  under the heading “Milestone Prefunded Warrants” or (iii) upon the irrevocable waiver by such Investor of such Investor’s right to purchase any additional Milestone Prefunded Warrants or receive any Milestone Incentive Warrants that have not already been purchased or received by such Investor (the “Lockup Period”), without the written consent of the Company.

Notwithstanding anything herein to the contrary, the foregoing restrictions shall not prohibit the (A) sale of Prefunded Warrants in privately negotiated transactions or (B) transfer of any securities without consideration to an affiliate of such holder (including the distributions to partners and members of such holder) or a custodial nominee, provided that in each case any acquirer enters into an agreement with the Company including substantially similar terms to the Lock-Up Restrictions.

In furtherance of the foregoing, the Company is authorized to notify the Company’s transfer agent of the restrictions on the Lock-Up Restrictions and direct the Company’s transfer agent not to process any attempts by the Holder to resell or transfer any Lock-up Shares, except in compliance with this Agreement. Immediately upon expiration of the Lock-Up Period, the Company shall remove and reverse all such stop orders and transfer agent instructions promptly.

For purposes of this Section 5.19, the Lockup Warrant Shares for an Investor shall mean the number of shares of Common Stock underlying the Prefunded Warrants issued to such Investor at the Initial Closing, minus such number of shares of Common Stock underlying the Milestone Prefunded Warrants (i) purchased by (or on behalf of) the Investor at Milestone Closings or (ii) which the Investor has waived the right to purchase.

The Company shall not enter into any waiver, agreement, side letter, understanding or other arrangement with any Investor or any affiliate thereof amending or waiving the terms of the Lock-Up Restrictions that are more favorable in any material respect than those provided to the other Investors, unless such more favorable terms are offered to all Investors on the same basis.

For the avoidance of doubt, the Lock-Up Restrictions shall not prohibit an Investor from establishing, maintaining or closing a short position in shares of Common Stock, provided that such transaction does not constitute a sale, transfer or disposition of the Lockup Warrant Shares.”

3.	No Other Modifications.

Except as expressly set forth in Section 2 of this Amendment, no other provision of the Agreement is amended or modified hereby.

4.	Ratification and Confirmation.

Except as expressly amended hereby, the Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control.

5.	Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction, except to the extent that mandatory principles of Delaware law may apply.

6.	Counterparts; Electronic Signatures.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures, signatures transmitted by portable document format (PDF) and electronic signatures (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be deemed original signatures for all purposes hereunder.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

COMPANY:

ADIAL PHARMACEUTICALS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

INVESTORS:

[INVESTOR]

By:
Name:	[____]
Title:	[____]

Exhibit 10.2

AMENDMENT NO. 1

TO

EXCHANGE AGREEMENT

This Amendment No. 1 to Exchange Agreement (the “Amendment”) is made as of September ___, 2026, by and among Adial Pharmaceuticals, Inc., a Delaware corporation (the “Company”) and the undersigned Holders.

WHEREAS, the undersigned Holders are parties to that certain Exchange Agreement, by and among the Company and the Holders listed on Exhibit A thereto, dated as of June 11, 2026 (the “Exchange Agreement”), pursuant to which the Company issued prefunded warrants to each Holder;

WHEREAS, pursuant to Section 8.16 of the Exchange Agreement, Section 2.4 and Section 2.5 of the Exchange Agreement may only be amended with the written consent of the Company and each Holder; and

WHEREAS, (a) Section 2.4(b) of the Exchange Agreement provides that, in the event a Holder exercises, prior to such Holder completing a Milestone Closing, any of the Prefunded Warrants issued to the Holder at the Initial Closing for shares of Common Stock, such Holder’s ability to participate in the Milestone Closing will be proportionally reduced and (b) Section 2.5 of the Exchange Agreement provides that, in the event a Holder exercises, prior to such Holder completing a Milestone Closing, any of the Prefunded Warrants issued to the Holder at the Initial Closing for shares of Common Stock, the number of Milestone Incentive Warrants such Holder will be eligible to receive will be proportionally reduced (collectively, the “Penalty Provisions”);

WHEREAS, for accounting purposes, the Penalty Provisions cause the entire value of the Eligible Milestone Prefunded Warrants and the Milestone Incentive Warrants to be classified as a liability in the Company’s financial statements;

WHEREAS, the Company and each of the undersigned Holders wish to amend the Exchange Agreement, solely with respect to such Holders’ rights and obligations under the Exchange Agreement, to remove the Penalty Provisions.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Definitions.

Capitalized terms used and not defined herein shall have the respective meaning ascribed to such terms in the Exchange Agreement.

2.	Amendment.

a.	Section 2.4(b).

Solely with respect to the undersigned Holders, subsection (b) of Section 2.4 of the Exchange Agreement is hereby amended and restated in its entirety by removing the Penalty Provision. As amended, subsection (b) of Section 2.4 shall read in its entirety as follows:

“(b) At a Milestone Closing, the Company agrees to sell, and each such Holder, severally and not jointly, shall have the right, but not the obligation to purchase, all or any portion of the number of Milestone Prefunded Warrants set forth opposite such Holder’s name on Exhibit A hereto under the heading “Milestone Prefunded Warrants” (the “Eligible Milestone Prefunded Warrants”), in one or more Milestone Closings, for a purchase price per Milestone Prefunded Warrant equal to the Purchase Price.”

b.	Section 2.5.

Solely with respect to the undersigned Holders, Section 2.5 of the Exchange Agreement is hereby amended and restated in its entirety by removing the Penalty Provision. As amended, Section 2.5 shall read in its entirety as follows:

“2.5 Milestone Incentive Warrants. At a Milestone Closing, the Company shall also issue Milestone Incentive Warrants to each such Holder in the form attached hereto as Exhibit C (the “Milestone Incentive Warrants”) to purchase a number of shares of Common Stock equal to the product of (x) the number of shares of Common Stock set forth opposite such Holder’s name on Exhibit A hereto under the heading “Milestone Incentive Warrants” and (y) a fraction, the numerator of which is the number of Milestone Prefunded Warrants purchased by such Holder at such Milestone Closing and the denominator of which is the total number of Milestone Prefunded Warrants set forth opposite such Holder’s name on Exhibit A hereto under the heading “Milestone Prefunded Warrants”.”

c.	Section 5.17.

Solely with respect to the undersigned Holders, a new Section 5.17 of the Agreement is added to the end of Section 5 and shall read as follows:

“5.17 Holder Lock Up. No Holder shall (i) offer for sale, sell, assign, transfer, pledge, contract to sell, lend or otherwise dispose of any Lockup Warrant Shares (as such term is defined below), (2) enter into any swap, hedge or similar agreement or arrangement (including, without limitation, the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivatives transaction or instrument, however described or defined) that transfers, is designed to transfer or reasonably could be expect to transfer in whole or in part, directly or indirectly, any of the economic benefits or risks of ownership of the Lockup Warrant Shares, or (3) publicly disclose the intention to do any of the foregoing (the “Lock-Up Restrictions”), until the earlier of the (i) Milestone Event Notice Date or the five-year anniversary of the Initial Closing Date, (ii) the date such Holder has purchased Milestone Prefunded Warrants representing the full number of number of shares of Common Stock set forth opposite such Holder’s name on Exhibit A  under the heading “Milestone Incentive Warrants” or (iii) upon the irrevocable waiver by such Holder of such Holder’s right to purchase any additional Milestone Prefunded Warrants or receive any Milestone Incentive Warrants that have not already been purchased or received by such Holder (the “Lockup Period”), without the written consent of the Company.

Notwithstanding anything herein to the contrary, the foregoing restrictions shall not prohibit the (A) sale of Prefunded Warrants in privately negotiated transactions or (B) transfer of any securities without consideration to an affiliate of such holder (including the distributions to partners and members of such holder) or a custodial nominee, provided that in each case any acquirer enters into an agreement with the Company including substantially similar terms to the Lock-Up Restrictions.

In furtherance of the foregoing, the Company is authorized to notify the Company’s transfer agent of the restrictions on the Lock-Up Restrictions and direct the Company’s transfer agent not to process any attempts by the Holder to resell or transfer any Lock-up Shares, except in compliance with this Agreement. Immediately upon expiration of the Lock-Up Period, the Company shall remove and reverse all such stop orders and transfer agent instructions promptly.

For purposes of this Section 5.17, the Lockup Warrant Shares for a Holder shall mean the number of shares of Common Stock underlying the Prefunded Warrants issued to such Holder at the Initial Closing, minus such number of shares of Common Stock underlying the Milestone Prefunded Warrants (i) purchased by (or on behalf of) the Holder at Milestone Closings or (ii) which the Investor has waived the right to purchase.

The Company shall not enter into any waiver, agreement, side letter, understanding or other arrangement with any Holder or any affiliate thereof amending or waiving the terms of the Lock-Up Restrictions that are more favorable in any material respect than those provided to the other Holders, unless such more favorable terms are offered to all Holders on the same basis.

For the avoidance of doubt, the Lock-Up Restrictions shall not prohibit an Investor from establishing, maintaining or closing a short position in shares of Common Stock, provided that such transaction does not constitute a sale, transfer or disposition of the Lockup Warrant Shares.”

3.	No Other Modifications.

Except as expressly set forth in Section 2 of this Amendment, no other provision of the Agreement is amended or modified hereby.

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4.	Ratification and Confirmation.

Except as expressly amended hereby, the Agreement remains in full force and effect and is hereby ratified and confirmed in all respects. In the event of any conflict between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment shall control.

5.	Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws that would result in the application of the laws of any other jurisdiction, except to the extent that mandatory principles of Delaware law may apply.

6.	Counterparts; Electronic Signatures.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures, signatures transmitted by portable document format (PDF) and electronic signatures (including any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) shall be deemed original signatures for all purposes hereunder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above:

ADIAL PHARMACEUTICALS, INC.

By:
Name:
Title:

Signature Page to Amendment No. 1 to Exchange Agreement

 4

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

HOLDERS:

[_____]

By:
Name:
Title:

Signature Page to Amendment No. 1 to Exchange Agreement

 5

Exhibit 99.1

ADIAL PHARMACEUTICALS, INC.

UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The following unaudited pro forma condensed financial information presents the historical unaudited consolidated balance sheet as of June 30, 2026 of Adial Pharmaceuticals, Inc. (“Adial” or the “Company”), adjusted to give effect to (i) an amendment to the Securities Purchase Agreement (the “Purchase Agreement”), dated June 11, 2026, entered into by the Company with certain accredited investors (the “PIPE Investors”) and certain Note Exchange Agreements (the “Exchange Agreements”), dated June 11, 2026, entered into by the Company with certain former holders (the “Azora Noteholders”) of promissory notes of Azora Therapeutics, Inc., resulting in the reclassification of the liability attributable to pre-funded warrants and common stock purchase warrants (collectively, the “Milestone Warrants”) that the PIPE Investors and Former Azora Noteholders have a right to purchase in one or more future closings pursuant to the Purchase Agreement from liability to equity classification and (ii) the conversion of the outstanding shares of the Company’s Series A Non-Voting Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred Stock”) into shares of Company common stock, par value $0.001 per share (“Common Stock”), each as described below.

Pursuant to the Purchase Agreement and the Exchange Agreements, the PIPE Investors and the Former Azora Noteholders have the right to participate in one or more additional closings, at which they will have the right, but not the obligation, to purchase Milestone Warrants at a combined purchase price of $2.7489 per set of Milestone Warrants; provided, however, that to the extent that a PIPE Investor or a Former Azora Noteholder were to exercise any of their respective pre-funded warrants (the “Initial Closing Pre-Funded Warrants”) issued to them at the initial closing of the private placement (the “PIPE”) under the Purchase Agreement or upon closing of the note exchange pursuant to the Note Exchange Agreement, as applicable, prior to any such additional closing, such PIPE Investor’s or Former Azora Noteholder’s right to purchase Milestone Warrants would be decreased by the percentage of their Initial Closing Pre-Funded Warrants that they exercised (the “Penalty Provision”).

On September 16, 2026, the Company entered into an Amendment No. 2 to the Purchase Agreement (the “Purchase Agreement Amendment”) with certain PIPE Investors, constituting holders of the Majority of Interest (as defined in the Purchase Agreement), pursuant to which the Purchase Agreement was amended to (i) remove the Penalty Provision and to (ii) add a provision prohibiting the PIPE Investors from offering for sale, selling, assigning, transferring, pledging or otherwise disposing of certain of the shares of Common Stock issuable upon exercise of the Initial Closing Pre-Funded Warrants issued in the PIPE for the Lock-Up Period specified in the Purchase Agreement Amendment, subject to certain exceptions. Execution of the Purchase Agreement Amendment resulted in the reclassification of the Milestone Warrant rights held by PIPE Investors from liability to equity classification. The unaudited pro forma condensed consolidated balance sheet gives effect to the reclassification as if it had been consummated on June 30, 2026.

On September 16, 2026, the Company also entered into an Amendment No. 1 to the Note Exchange Agreement (the “Note Agreement Amendment” and together with the Purchase Agreement Amendment, the “Amendments”) with certain Former Azora Noteholders who received Initial Closing Pre-Funded Warrants upon closing of the Note Exchange, pursuant to which the Note Exchange Agreements previously entered into with such Former Azora Noteholders were amended to (i) remove the Penalty Provision and to (ii) add a provision prohibiting such Former Azora Noteholders from offering for sale, selling, assigning, transferring, pledging or otherwise disposing of certain of the shares of Common Stock issuable upon exercise of the Initial Closing Pre-Funded Warrants issued in the Note Exchange for the Lock-Up Period specified in the Note Agreement Amendment, subject to certain exceptions. Execution of the Note Exchange Agreement Amendments resulted in the reclassification of the Milestone Warrant rights held the Former Azora Noteholders who entered into the Note Exchange Agreement Amendments from liability to equity classification. The unaudited pro forma condensed consolidated balance sheet gives effect to the reclassification as if it had been consummated on June 30, 2026.

The Company intends to enter into a similar amendment with additional Former Azora Noteholders who hold Milestone Warrant rights pursuant to the Note Exchange Agreement; however, such amendments are yet to be executed. The unaudited pro forma condensed consolidated balance sheet gives no effect to the anticipated execution of the additional Note Exchange Agreement Amendments.

The Company’s outstanding shares of Series A Preferred Stock will automatically convert into shares of Common Stock (the “Conversion”) three business days after the anticipated affirmative stockholder vote approving the Conversion and certain other related matters, which vote is expected to be obtained at the Company’s 2026 Annual Meeting of Stockholders, which is currently scheduled to be held on September 17, 2026, subject to adjournment or postponement thereof. The unaudited pro forma condensed consolidated balance sheet gives effect to the Conversion as if it had been consummated on June 30, 2026.

The unaudited pro forma condensed consolidated balance sheet is based on the assumptions and adjustments described in the accompanying notes. The pro forma adjustments are preliminary and have been prepared solely for purposes of this presentation; they remain subject to revision as additional information becomes available and further analysis is performed. The unaudited pro forma condensed consolidated balance sheet is presented for illustrative purposes only and does not purport to represent what the Company’s actual financial position would have been had the Purchase Agreement Amendment, Note Exchange Agreement Amendment and the Conversion been completed as of the date indicated, nor is it necessarily indicative of the Company’s future financial position.

The unaudited pro forma condensed consolidated balance sheet, including the notes thereto, should be read in conjunction with the consolidated financial statements of the Company and the Company’s management’s discussion and analysis of financial condition and results of operations included in the Company’s Quarterly Report on Form 10-Q as of June 30, 2026, filed with the Securities and Exchange Commission (“SEC”) on August 14, 2026.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2026

(in thousands)

	June 30, 2026	Transaction Accounting Adjustments		Pro Forma As Adjusted
Assets
Current assets:
Cash and cash equivalents	$28,712	$—		$28,712
Prepaid expenses and other current assets	133	—		133
Total current assets	28,845	—		28,845
Intangible assets, net	3	—		3
Equity method investments	241	—		241
Total assets	$29,089	$—		$29,089
Liabilities, temporary equity and stockholders’ (deficit) equity
Current liabilities:
Accounts payable	$2,624	$—		$2,624
Accrued expenses	2,497	—		2,497
Total current liabilities	5,121	—		5,121
Milestone warrant rights liability	23,812	(22,746	)(a)	1,066
Total liabilities	28,933	(22,746)		6,187
Commitments and contingencies
Series A convertible preferred stock, $0.001 par value; 13,000 shares designated and 12,930.617 shares issued and outstanding as of June 30, 2026, actual; 13,000 shares designated and 0 shares issued and outstanding as of June 30, 2026, pro forma.	38,533	(38,533	)(b)	—
Stockholders’ (deficit) equity:
Preferred Stock, $0.001 par value; 5,000,000 shares authorized as of June 30, 2026, actual and pro forma.	—	—		—
Common Stock, $0.001 par value; 100,000,000 shares authorized, 2,625,890 shares issued and outstanding at June 30, 2026, actual; 100,000,000 shares authorized, 15,556,507 shares issued and outstanding at June 30, 2026, pro forma.	3	13	(b)	16
Additional paid-in capital	105,604	22,746	(a)	166,870
		38,520	(b)
Accumulated deficit	(143,984)	—		(143,984)
Total stockholders’ (deficit) equity	(38,377)	61,279		22,902
Total liabilities, temporary equity and stockholders’ (deficit) equity	$29,089	$—		$29,089

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ADIAL PHARMACEUTICALS, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

a.	Reflects the reclassification of $19.7 million and $3.0 million of the Milestone Warrant rights liability to additional paid-in capital following amendments to the Purchase Agreement and the Note Exchange Agreements, respectively, that resulted in equity classification. As a result of the Amendments, the conditions requiring liability classification of the Milestone Warrant rights are no longer present, and equity classification is appropriate. The portion of the Milestone Warrant rights liability related to Milestone Warrants held by Former Azora Noteholders that have not executed the Note Exchange Agreement Amendment was not impacted by the Purchase Agreement Amendment or the Note Exchange Agreement Amendments that have been executed and remains liability classified.

b.	Reflects the expected conversion of 12,930.617 shares of Series A Preferred Stock into 12,930,617 shares of Common Stock, with the carrying amount reclassified between Common Stock and additional paid-in capital based on par value. The transaction accounting adjustments reflecting the Conversion assumes the full conversion of all of the shares of Series A Preferred Stock and do not reflect the conversion of shares that are not expected to convert due to certain beneficial ownership limitations established by each holder based solely on the shares of Series A Preferred Stock beneficially owned by the holders thereof. The number of shares of Series A Preferred Stock that ultimately convert into shares of Common Stock may be more or less than the Company’s expectations.

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